MITESCO INC.



Statement Under the Private Securities Litigation Reform Act

As contemplated by the provisions of the Safe Harbor section of the Private Securities Litigation Reform Act of 1995, this presentation contains forward-looking statements pertaining to future, anticipated, or projected plans, performances, and developments, as well as other statements relating to future operations. All such forward-looking statements are necessarily only estimating or predictions of future results or events and there can be no assurance that actual results or events will not materially differ from expectations. Further information on potential factors that could affect Mitesco, Inc. is included in the Company's filings with the Securities and Exchange Commission. We expressly disclaim any intent or obligation to update any forward-looking statements.

OTCQB: MITI

Investor Presentation

April 2022

Corporate Overview

MITESCO INC.

Mitesco's mission is to provide healthcare services to improve the quality of care, reduce cost and enhance consumer convenience

- Healthcare is now a consumer product.
- We are shifting primary care from sickness and transactional services to prevention and a continuous relationship.
- Our clinics focus on Primary Care that emphasizes prevention.
- Six (6) clinics are open. Planning to open 50 clinics over three years.
- The Good Clinic™ uses a nurse practitioner primary care model that, compared to a physician model, delivers an additional 25% of margin
- Expansion plans:
  - 1) **organic clinic growth**
  - 2) **targeted clinic acquisitions**
  - 3) **technology solution acquisitions that enhance the clinic business**

Mitesco

OTCQB: MITI

Share Price[1]	$0.20
Market Cap[1] Fully Diluted	~$70 M
Shares Outstanding[2] Fully Diluted	~250 M
Float[2]	~182 M
Insider Holdings[2]	8%
Headquarters	Minneapolis, MN

1) As of April 11, 2022
2) As of April 11, 2022

MITESCO | INC.

The Good Clinic

It's About Whole-Person Primary Care

the good clinic™

- Target clients: 70% of Americans (commercial, Medicare, Medicaid, Cash Pay) that, on average, use about $2000/year of care
- We spend the necessary time with a patients to build their care- plan, targeted average appointment time is 39 minutes.
- Primary Care, plus, plus, plus…
- We deliver prevention, monitor progress, coach to achieve small steps forward, encourage active participation, use evidence-based care, interventions that draw from both Eastern and Western medicine.
- We care for the whole-person, mind and body.
- We work from care plan built in partnership with the client. We expect to average 4 visits/client /year over time using both in-person and virtual visits.


THE
good
clinic

The Good Clinic Management

Experienced!

MITESCO | INC.



Michael C. Howe

Chief Executive Officer

- Successful growth-oriented CEO with 30 years of consumer and healthcare experience including CEO of **Minute Clinic** (acquired by CVS in 2006), Arbys Restaurants and Verify Brand



Kevin Lee Smith

Chief Nurse Practitioner Officer

- Senior clinical and quality leadership experience with Minute Clinic and Zipnosis
- Has been an active primary care nurse practitioner and served as faculty at the University of Minnesota



Bradley D. Case

President

- Senior health executive experience at Symphony Care, Bright Health and United Health Group. Additionally, he was CEO of Estrella Health.

Key Advantages

MITESCO INC.

Community Amenity

- Densely populated neighborhoods
  - Lower cost of client acquisition
  - Convenient to visit

How We Care

- Whole-person care
  - Well & Sick care
  - Mind & Body
- Convenient
  - **Same day – Next day**
  - Video and in-person
  - Pre-planned follow-ups
- Goal: A Healthier You

Operations

- More visits / client
- More Revenue /client
- Lower labor cost
- Greater availability of Nurse Practitioners
- Relationship augmented with technology

Cultivated Consumer Experience

MITESCO INC.

Differentiators From The Consumer Experience Perspective



1 **Client Experience:** We build our customer experience on the three pillars:

Expertise, Education, and Empathy.

2 **Client Activation and Commitment:** This "joint accountability" strategy requires a broader definition of primary care:

- ✓ Entry level behavioral health screening
- ✓ Aggressive support of prevention strategies (nutrition, activity & exercise planning, weight management, lifestyle classes, vitamins & supplements)
- ✓ Support of cosmetic needs (basic dermatology procedures and products)
- ✓ **A personalized experience**.

3 **Lifestyle Integration**: Client activation scores drive the messaging and education to gain the highest level of progress and facilitates integration of our services into the everyday life of our clients, making it **easy and enjoyable** to use our support systems.

The Good Clinic

MITESCO INC.


the good clinic
the good clinic


the good clinic

Consumer Rating Us 5 Star

MITESCO INC.

Check out all the 5-Star Ratings on Google and Zokdoc

★★★★★ 4 months ago

From the atmosphere to the health approach, The Good Clinic is by far the best clinic I have ever been to! Dr. Kim is so knowledgeable, and goes the extra mile to make me feel comfortable and heard. I am ecstatic to have found Dr. Kim, who is respectful, passionate, friendly and trustworthy. I can't recommend this office enough!

4

★★★★★ a month ago

College student here: I stumbled upon The Good Clinic and went to see Paul Linson CNP, and I was blown away by the care I received as well as how attentive he was to all the concerns I voiced during my appointment. The lobby was an incredibly relaxing place on top of it all, I'd recommend for those who don't enjoy going to the doctors office. Definitely will continue to schedule here, 10/10.

Like

the good clinic™

★★★★★ a month ago

Found a hidden gem! I almost don't want to review it to keep it secret. I had a better conversation with the staff here during a simple COVID test than I have for previous doctor appointments at other clinics. I was able to make an appointment for the next day. I was greeted by name when I arrived. Everyone was very helpful and actually seemed to care. I didn't feel rushed and I definitely didn't feel like a number. Follow up on test results was timely. I was easily able to send messages and I got fast responses with follow up questions. I highly recommend The Good Clinic!

Like

Growth at The Good Clinic

The 15-minute visit allows us to earn the client


Distribution of Lenth of Visit from The Good Clinic Start
47%
10%
23%
6%
14%
15 minute appointments
20 minute appointments
30 minute appointments
45 minute appointments
60 minute appointments

Growth at The Good Clinic

MITESCO INC.

Vaccine Visits and Office Visits

Summary

- Vaccine Visits Bring People into Clinics
- Number of Office Visits Climbing fed from the Vaccine Visits
- Office Visits are Longer and generate greater revenue



Vaccine Visists VS. Office Visits By Quarter
1,200
1,000
800
600
400
200
Q3-21
Q4-21
Q1-22
Vaccine visits
Number of office Visits:

Growth at The Good Clinic

MITESCO INC.

Vaccine Visits and Office Visits

Summary

- Office Visits require more time than Vaccine Visits
- The Vaccine Visits allowed people to experience The Good Clinic and they are choosing us as their primary care provider
- The increase in the number of office visits in resulting in an increase in the reimbursable Total Minutes of Care



Total Care Minutes
35,000
30,000
25,000
20,000
15,000
10,000
5,000
-
Q3-21
Q4-21
Q1-22

Growth at The Good Clinic

MITESCO INC.

Vaccine Visits and Office Visits

Summary

- Telehealth visits increasing
- Telehealth visits are used to address urgent needs and support the client's care plan
- These virtual visits can be short or long and keep clients on track with their care plan



Telehealth / Virtual Visits
35
30
25
20
15
10
5
0
Q3-21
Q4-21
Q1-22

Insurance Accepted

United Healthcare

BlueCross BlueShield

bind

Golden Rule

Medicare

Medica

Humana

PreferredOne


Commercial Insurance
CMS
Cash Pay

Insurance in Process

HealthPartners

Cigna

ucare

America's PPO

HealthEZ

mn DEPARTMENT OF HUMAN SERVICES

MultiPlan

Anticipated Locations of The Good Clinic

MITESCO | INC.



Minnesota
10-15 clinics
Colorado
12-20 clinics
Arizona
10-15 clinics
Florida
15-35 clinics

The Good Clinic Expansion Plans

#	Year	Location
6	2021	Minnesota
14-20	2022	Minnesota, Colorado
10-14	2023	Arizona, Florida
10-14	2024	Arizona, Florida

The Good Clinic Lease & Build Plans

#	Year	Location
2	Q2-22	Denver - Build
2 - 4	Q2-22	Minnesota - Lease
5 - 8	Q2-22	Colorado - Lease

MITESCO | INC.

the good clinic

Acquisition Philosophy

Target Health Tech Macro Verticals

- Behavioral Health
- Personal Health APPs
- AI & Predictive Analytics
- Data & Information Management
- Telehealth & Tele-Monitoring
- Disruptive Medical, Diagnostic, & Treatment Technology

Portfolio

the good clinic

Seek Low-Cost Acquisitions

Target healthcare technology companies with proven solutions that are struggling to attract the capital needed for expansion

Capture the Steepest Part of the Growth Curve

Find businesses that can quickly scale their models to be accretive to revenue and earnings

Mitesco Management & Board of Directors

MITESCO INC.



Tom Brodmerkel

Chair of the Board

Business executive with 25+ years of generalist experience within the healthcare sector at the senior executive and board levels.



Faraz Naviq, MD

Independent Director

Banking and asset management experience as a physician innovator within the healthcare sector as a senior executive, founder, and board member.



Juan Carlos Iturregui

Independent Director

Attorney/advisor in public policy, healthcare, and cross border business transactions, serving on boards, and as an appointee for President Bush and President Obama.



Sheila Schweitzer

Independent Director

30+ years of healthcare experience as C-level executive and advisor. Founder of PatientMatters Holding and former CEO of CareMedic.



Lawrence Diamond

CEO & Director

Innovative business executive with 25+ years of leadership in both public and private health sector companies at the senior management and board level.



Phillip Keller
CFO



Jenny Lindstrom
Chief Legal Officer



Jessica Finnegan
Vice President, Human Resources

Key Highlights

MITESCO INC.

- **Healthcare is now a consumer product** and shifting away from its focus on the sick towards prevention
- **The Good Clinic™ is focused on improving our clients' quality of life**
  - Convenience
  - Nurse practitioner primary care model
  - Individualized continuous planned care
  - Consumer pay and insurance
- **The Market for Primary Care is Huge and Under Resourced - U.S. Primary Care market size expected to reach $409 billion by 2027,** growing at a CAGR of 4.7%[1]
- **Growth plan**:
  - Clinics: 6 operational & planning to open 14 to 20 in 2022
  - Seeking acquisition of existing clinics
  - Using technology (telehealth, health apps, and A.I. to drive better outcomes)

MITESCO INC.

the good clinic™

Source: 1) Grand View Research

Contact

Company Contact:

Mitesco, Inc.
1660 HWY 100 South, Suite 432
Minneapolis, MN 55416
1-844-383-8689
www.mitescoinc.com

Investor Contact:

Investor Relations
Jimmy Caplan
512-329-9505
Email: jimmycaplan@me.com
Media Relations
Rick Eisenberg
917-691-8934
Email: eiscom@msn.com


MITESCO INC.